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                          STANDARD FORM OF LOFT LEASE
                    THE REAL ESTATE BOARD OF NEW YORK, INC.

AGREEMENT OF LEASE, made as of this 2nd day of July 1999, between Waltox Corporation, N.V. c/o First Pioneer Properties, Inc., 34-09 Queens Boulevard party of the first part, hereinafter referred to as OWNER, and Long Island City, NY 11101

You Network Corporation party of the second part, hereinafter referred to as TENANT.

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner The Entire 9th Floor in the building known as 115 East 23rd Street, New York, NY in the Borough of Manhattan, City of New York, for the term of Three (3) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of July nineteen hundred and ninety nine, and to end on the 30th day of June two thousand two and both dates inclusive, at an annual rental rate of One Hundred Thirty Two Thousand ($132,000) Dollars per annum, payable in advance in equal monthly installments of $11,000 which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:        1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy:   2. Tenant shall use and occupy demised premises for General and
                Executive Offices

provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

ALTERATIONS:        3. Tenant shall make no changes in or to the demised
premises of any nature without Owner's prior written consent. [1] Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, [2] repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. [3] All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS:            4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, (4) throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and [4] at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant. Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, [5] Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition [6] in any [7] plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant. Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner. Tenant or others making of failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

WINDOW CLEANING:    5. Tenant will not clean nor require, permit, suffer or
allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE:    6. Prior to the commencement of the
lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 thereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or


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permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:      7. This lease is subject and subordinate to all ground or
underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY:        8. Owner
or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work [8] if at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees (8). Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:        9. (a) If the demised premises or
any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasor's insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.:        11. Tenant, for itself, its heirs,
distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner [9] in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:   12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon


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the demised premises the usual notices "To Let" and "For Sale" which notices
Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

VAULT, VAULT SPACE, AREA:     14. No Vaults, vault space or area, whether or not
enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property lines of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:          15. Tenant will not at any time use or occupy the demised
premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:         16. (a) Anything elsewhere in this lease to the contrary
notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                        (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part of the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:            17. (1) If Tenant defaults in fulfilling any of the
covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under [Section] 235 of Title 11 of the U.S. Code (bankruptcy code):" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen
(15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                        (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease. Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:       18. In case of any such
default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:    20. Owner shall have the right at any
time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATION BY OWNER:       21. Neither Owner nor Owner's agents have made
any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, casements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to like the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:        22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:       24. If Owner is unable to give possession of
the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate or occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, of for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:          25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payments by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, not shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance or such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance of Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.


[GRAPHIC OMITTED]

WAIVER OF TRIAL BY JURY:       26. It is mutually agreed by and between Owner
and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant. Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaim. [10]

INABILITY TO PERFORM:       27. This Lease and the obligation of Tenant to pay
rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials of Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES: 28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

WATER CHARGES:      29. If Tenant requires, uses or consumes water for any
purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment. Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, [GRAPHIC OMITTED] on the first day of
each month,        % ($150.00) of the total meter charges as Tenant's portion.
Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS:         30. Anything elsewhere in this lease to the contrary
notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location or partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler header or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay [GRAPHIC OMITTED] to Owner as additional rent the sum of $150.00 on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

ELEVATORS, HEAT, CLEANING:       31. As long as Tenant is not in default under
any the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premised, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants, Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service. Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

SECURITY:           32. Tenant has deposited with Owner the sum of
[GRAPHIC OMITTED] $ See Rider as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendor or lease and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as a security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

CAPTIONS:           33. The Captions are inserted only as a matter of
convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS:        34. The term "Owner" as used in this lease means only the
owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said leases of the building, or of the land and building, that the purchaser or the leases of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT EXCAVATION SHORTAGE:      35. If an excavation shall be made upon
land adjacent to the demised premises, or shall be authorized to be made. Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:   36. Tenant and Tenant's servants, employees, agents,
visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

CLASS:                   37. Owner shall replace, at the expense of the Tenant,
any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL CERTIFICATES:   38. Tenant, at any time, and from time to time, upon at
least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default.

DIRECTORY BOARD LISTING: 39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such persons or persons.

SUCCESSORS AND ASSIGNS: 40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's cause and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

[GRAPHIC OMITTED]

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner                         WALTOX CORPORATION, N.V.        [CORP.
                                          FIRST PIONEER PROPERTIES, INC.   SEAL]
                                      By: --------------------------------
                                          as agent
--------------------------------

                                      By:
                                          --------------------------------[L.S.]
                                          Vice President

                                                                          [CORP.
Witness  for Tenant                       YOU NETWORK CORPORATION          SEAL]
                                          --------------------------------


--------------------------------      By:
                                          --------------------------------[L.S.]
                                          President

RIDER attached to and forming part of Lease dated as of the          day of May
1999, between Waltox Corporation, N.V., as LANDLORD, and YouNetwork Corporation as TENANT

41. PROVISIONS OF RIDER

         This rider is annexed to and made a part of the printed part of this lease and to which it is attached and in each instance in which the provisions of this rider shall contradict or be inconsistent with the provisions of the printed portion of this lease, as constituted without this rider, the provisions of this rider shall prevail and govern and the contradicted or inconsistent provisions of the printed portion of this lease shall be deemed amended accordingly. The term "Landlord" used within this rider shall be used interchangeably with the term "Owner" used within the printed form of this lease.

42. CERTIFICATES BY TENANT

         At any time and from time to time, Tenant, for the benefit of Landlord and the lessor under any ground lease or underlying lease or the holder of any leasehold mortgage affecting any ground lease or underlying lease, or of any fee mortgage covering the land or the land and building containing the demised premises, on at least ten (10) days prior written request by Landlord, will deliver to Landlord a statement, certifying that this lease is not modified and is in full force and effect (or if there shall have been modifications that the same is in full force and effect as modified, and stating the modifications), the commencement and expiration dates hereof, the dates to which the fixed rent, additional rent and other charges have been paid, and whether or not, to the best knowledge of the signer of such statement, there are any then existing defaults on the part of either Landlord or Tenant in the performance of the terms, covenants and conditions of this lease, and if so, specifying the default of which the signer of such statement has knowledge.

         Landlord shall from time to time provide upon ten (10) days prior written request by Tenant a statement certifying as to status of rent and additional rental payments due under this lease and/or that lease has not been modified and remains in full force and effect.

43. LIMITATION OF LIABILITY

         Tenant agrees that the liability of Landlord under this lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the demised premises shall be limited to Landlord's interest in the building of which the demised premises form a part, the land on which such building stands, the rents and profits therefrom and the proceeds of insurance thereon and in no event shall Tenant make any claim against or seek to impose any personal liability upon any general or limited partner of Landlord or any principal of any firm or corporation that may hereafter be or become the Landlord.

44. INDEMNIFICATION & INSURANCE

         To the extent any injury, loss, claim or damage to any person or property is not covered by insurance, Tenant shall save Landlord harmless and indemnify it from and against all injury, loss, claims or damage to any person or property while on the demised premises arising out of the manner or use of the demised premises by Tenant and from and against all injury, loss, claim or damage to any person or property anywhere occasioned by any neglect or default of Tenant or Tenant's servants, employees or licensees unless caused by the negligence of Landlord, his servants or employees.

         Tenant covenants and agrees that during the term of this lease it will provide and keep in force general public liability insurance protecting and indemnifying persons and property in or about the demised premises and in the connecting corridor to the limit of not less than five million ($5,000,000) dollars in respect of any one occurrence and to the limit of not less than one million ($1,000,000) dollars for property damage.

         Tenant shall provide, or cause to be provided, Workmen's Compensation Insurance covering all persons employed in connection with the performance of work upon, in or about the demised premises.

         All such insurance shall be effected in standard form under valid enforceable policies issued by insurers licensed to do business in the State of New York and shall, except in the case of Workmen's Compensation Insurance, name Landlord and Tenant as the insureds as their respective interests may appear. Landlord agrees that for this purpose National Union Fire Insurance Co., or an insurer of similar stature shall be an acceptable insurance company. Certificates of such insurance shall be delivered to Landlord from time to time during the term of this lease at least ten days prior to the expiration date of the previous policy together with certificates evidencing the renewal of such policy with satisfactory evidence of payment of the premium on such policy. To the extent obtainable, all such policies shall contain agreements by the insurers that (i) such policies shall not be cancelled except upon ten days prior written notice to each name insured and (ii) the coverage afforded thereby shall not be affected by the performance of any work upon, in or about the demised premises. Nothing in this paragraph shall prevent Tenant from taking out such insurance under a blanket insurance policy, or policies, which also can cover other properties, or parts thereof, owned, leased or operated by Tenant as well as the demised premises.

         Tenant agrees to pay all premiums and charges for such insurance, and in the event of its failure to make any such payment when due, or in the event of its failure to provide such insurance or renewal thereof, Landlord may procure the same and/or pay the premium thereon (but in no event shall be obligated to do so), and Tenant agrees to pay such premiums to Landlord upon demand as additional rent.

45. ADDENDA TO ARTICLE 6 - REQUIREMENTS TO LAW

         A. If at any time during the term of this lease, the fire and life safety law requirements of the City of New York pursuant to Local Law #5 of 1973, Local Law #16 of 1984 or otherwise ("Fire Requirements") or the masonry or exterior wall requirements of the City of New York pursuant to Local Law #10 of 1980 or otherwise ("Masonry Requirements") or any other laws or requirements of the City of New York or any agency having jurisdiction ("Other Requirements") shall impose any obligations or requirements upon Landlord to perform any alterations, installations, changes or improvements (collectively "changes") to the building hereof and/or the demised premises, then Tenant shall pay to Landlord as additional rent eight and 33/100 (8.33%) percent ("Tenant's Payment") of all costs and expenses incurred by Landlord in complying with the Fire Requirements, Masonry Requirements or Other Requirements. Tenant's Payment shall be due and payable to Landlord within thirty (30) days after rendition of a bill therefor accompanied by a statement setting forth the changes performed by Landlord. The obligation of Tenant in respect of such additional rent shall survive the expiration of this lease.

         B.       Refuse Recycling and Removal

                  (i) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions, and boards regarding the collection, sorting, separation, and recycling of waste products, garbage, refuse, and trash. Tenant or Tenant's cleaning contractor shall sort and separate such waste products, garbage, refuse, and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse, and trash shall be placed in separate receptacles reasonably approved by Landlord. Such separate receptacle, may at Landlord's option, be removed from the demised premises in accordance with a collection schedule prescribed by law.

                  (ii) Landlord's Rights in Event of Noncompliance. Landlord reserves the right to prohibit the removal of refuse or to collect or accept from Tenant any waste products, garbage, refuse, or trash that are not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Landlord. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this article, and, at Tenant's sole cost and expense, shall indemnify, defend, and hold Landlord harmless (including legal fees and expenses) from and against any actions, claims, and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Landlord.

46. BINDING EFFECT

         The submission by Landlord of this lease in draft form shall be deemed submitted solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force or effect and shall confer no rights nor impose any obligation, including brokerage obligations, on either party unless and until both Landlord and Tenant shall have executed this lease and duplicate originals thereof shall have been delivered to the respective parties.

47. REAL ESTATE TAXES

         Tenant shall pay to Landlord, as additional rent, escalation based on increases in real estate taxes in accordance with this Paragraph:

         (a) Definitions: For the purpose of this Paragraph, the following definitions shall apply:

                  (i) The term "base tax year" as hereinafter set forth for the determination of real estate tax escalation shall mean the average of the New York City real estate tax years commencing July 1, 1998 and ending June 30, 1999 and commencing July 1, 1999 and ending June 30, 2000.

                  (ii) The term "The Percentage" shall mean eight and 33/100 (8.33%) percent.

                  (iii) The term "the building project" shall mean all of the land together with the improvements thereon known as 115 East 23rd Street, New York, New York.

                  (iv) The term "comparative year" shall mean the twelve months following the base tax year, and each subsequent period of twelve months.

                  (v) The term "real estate taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the building project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said building project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said building project. If, due to a future change in the method of taxation or in the taxing authority or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the real estate taxes, or in lieu of additions to or increases of said real estate taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this Lease, only a prorata portion thereof, covering the portion of the term of this Lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes." If, by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in real estate taxes for each comparative year in which such installments may be paid, the installments of such assessment so becoming payable during such comparative year, together with interest payable during such comparative year.

                  (vi) The phrase "real estate taxes payable during the base tax year" shall mean the real estate taxes payable for the base tax year.

                  (vii) Tenant shall not be required to pay, as additional rent, any increases in Real Estate Taxes which shall result from landlord's increasing the size of the building.

         b. Real Estate Taxes:

                  1. In the event that the real estate taxes payable for any comparative year shall exceed the amount of such real estate taxes payable during the base tax year, Tenant shall pay to Landlord, as additional rent for such comparative year, an amount equal to The Percentage of the excess. By or after the start of the comparative year following the base tax year, and by or after the start of each comparative year thereafter, Landlord shall furnish to Tenant a statement of the real estate taxes payable during such comparative year, and a statement of the real estate taxes payable during the base tax year. If the real estate taxes payable for such comparative year exceed the real estate taxes payable during the base tax year, additional rent for such comparative year, in an amount equal to The Percentage of the excess, shall be due from Tenant to Landlord, and such additional rent shall be payable by

Tenant to Landlord within ten (10) days after receipt of the aforesaid statement. If Landlord is permitted, by applicable law, to pay real estate taxes in installments, Tenant shall make payments due hereunder in the same number of installments and at the same time as such installments are payable by Landlord.

                  2. Should the real estate taxes payable during the base tax year be reduced by final determination of legal proceedings, settlement or otherwise, then, the real estate taxes payable hereunder for all comparative years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord as additional rent, within ten (10) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the real estate taxes payable during the base tax year be increased by final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made.

                  3. If, after Tenant shall have made a payment of additional rent under this subdivision (b), Landlord shall receive a refund of any portion of the real estate taxes payable during any comparative year after the base tax year on which such payment of additional rent shall have been based, as a result of a reduction of such real estate taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall within ten (10) days after receiving the refund pay to Tenant The Percentage of the refund less The Percentage of reasonable expenses (including reasonable attorneys' and appraisers' fees) incurred by Landlord in connection with any such application or proceeding. If, prior to the payment of taxes for any comparative year, Landlord shall have obtained a reduction of that comparative year's assessed valuation of the building project, and therefore of said taxes, then the term "real estate taxes" for that comparative year shall be deemed to include the amount of Landlord's reasonable expenses in obtaining such reduction in assessed valuation, including reasonable attorneys' and appraisers' fees.

                  (c) In no event shall the fixed annual rent under this Lease (exclusive of the additional rents under this Paragraph) be reduced by virtue of this Paragraph.

                  (d) Upon the date of any expiration or termination of this Lease, whether the same be the date hereinabove set forth for the expiration of the term (hereinafter called "lease expiration date") or any prior or subsequent date, a proportionate share of the additional rent for the comparative year during which such expiration or termination occurs shall become due and payable by Tenant to Landlord. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such comparative year. Promptly after said expiration or termination, Landlord shall compute the additional rent from Tenant, as aforesaid, which computations shall either be based on that comparative year's actual figures or be an estimate based upon the most recent statements theretofore prepared by Landlord and furnished to Tenant under subdivisions (b) and (c) above. If an estimate is used then Landlord shall promptly cause statements to be prepared on the basis of that comparative year's actual figures and within ten (10) days after such statement or statements are prepared by Landlord and furnished to Tenant, Landlord and Tenant shall make appropriate adjustments of any estimated payments theretofore made.

                  (e) Notwithstanding any expiration or termination of this Lease prior to the Lease expiration date (except in the case of a cancellation by mutual agreement, fire, condemnation, or Tenant's termination as of right) Tenant's obligation to pay any and all additional rent under this Lease shall continue and shall cover all periods up to the Lease expiration date. Landlord's and Tenant's obligation to make the adjustments referred to in subdivision (d) above shall survive any expiration or termination of this Lease.

                  (f) Any delay or failure of Landlord in billing for any additional rent payable as hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such additional rent hereunder.

48. COST OF LIVING ADJUSTMENTS

         The annual rent reserved in this lease and payable hereunder shall be adjusted, as of the times and in the manner set forth in this Paragraph.

         (a) Definitions: For the purposes of this Paragraph the following definitions shall apply:

                  (i)      The term "Base Year" shall mean April 1999.

                  (ii) The term "Price Index" shall mean the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items U.S. city average, all urban consumers (presently denominated "CPI-U") or a successor or substitute index appropriately adjusted.

                  (iii) The term "Price Index for the Base Year shall mean the average of the monthly All Items Price Indexes for each of the 12 months of the Base Year.

         (b) Effective as of each January and July subsequent to the Base Year, there shall be made a cost of living adjustment of the annual rate payable hereunder. The July adjustment shall be based on the percentage difference between the Price Index for the preceding month of June and the Price Index for the Base Year. The January adjustment shall be based on such percentage difference between the Price Index for the Base Year, and the Price Index for the preceding month of December.

                  (i) In the event the Price Index for June in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the annual rent herein provided to be paid as of the July 1st following such month of June i.e. fixed annual rent originally provided to be paid for in this lease (unchanged by any adjustments under this Paragraph) shall be multiplied by 100% of the percentage difference between the Price Index for June and the Price Index for the Base Year, and the resulting sum shall be added to such annual rent, effective as of such July 1st. Said adjusted annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.



                  (ii) In the event the Price Index for December in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the annual rent herein provided to be paid as of the January 1st following such month of December i.e. fixed annual rent originally provided to be paid for in this lease (unchanged by any adjustments under this Article) shall be multiplied by 100% of the percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added to such annual rent effective as of such January 1st. Said adjusted annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

         The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustment in the annual rent payable hereunder:

         Assuming that said annual rent is $10,000, that the Price Index for the Base Year was 102.0 and that the Price Index for the month of June in a calendar year following the Base Year was 105.0, then the percentage increase thus reflected, i.e. 2.941% (3.0/102.0) would be multiplied by 100% of $10,000, and said annual rent would be increased by $294.12 effective as of July 1st of said calendar year.

         In the event that the Price Index ceases to use 1967=100 as the basis of calculation, or if a substantial change is made in terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information heretofore used in determining the Price Index shall be used.

         No adjustments or recomputations, retroactive or otherwise, shall be made due to any revision which may later be made in the first published figure of the Price Index for any month.

         (c) Landlord will cause statements of the cost of living adjustments provided in subdivision (b) to be prepared in reasonable detail and delivered to Tenant.

         (d) In no event shall the annual rent originally provided to be paid under this lease (exclusive of the adjustments under this Paragraph) be reduced by virtue of this Paragraph.

         (e) Any delay or failure of Landlord, beyond July or January of any year, in computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

         (f) Notwithstanding any expiration or termination of this lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay rent as adjusted under this Paragraph shall continue and shall cover all periods up to the lease expiration date, and shall survive any expiration of termination of this lease.

49. ALTERATIONS

         Anything in Article 3 to the contrary notwithstanding, Landlord shall not unreasonably withhold or delay approval of written requests of Tenant to make non-structural interior alterations, decorations, additions and improvements (herein referred to as "alterations") in the demised premises, provided that such alterations do not adversely affect utility services or plumbing and electrical lines or other systems of the building, and provided that all such alterations shall be performed in accordance with the following conditions:

         (a) All such alterations costing more than $10,000 shall be performed in accordance with plans and specifications first submitted to Landlord for its prior written approval which will not be unreasonably delayed or withheld.

         (b) All alterations shall be done in a good and workmanlike manner. All alterations shall be done in compliance with all other applicable provisions of this Lease and with all applicable laws, ordinances, directions, rules and regulations of governmental authorities having jurisdiction; and Tenant shall, prior to the commencement of any such alterations, at its sole cost and expense, obtain and exhibit to Landlord any governmental permit required in connection with such alterations.

         (c) All work in connection with alterations shall be performed with union labor having the proper jurisdictional qualifications.

         (d) Tenant shall keep the building and the demised premises free and clear of all liens for any work or material claimed to have been furnished to Tenant or to the demised premises.

         (e) Prior to the commencement of any work by or for Tenant, Tenant shall furnish to Landlord certificates evidencing the existence of the following insurance:

                  (i) Workmen's compensation insurance covering all persons employed for such work and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the demised premises.

                  (ii) General liability insurance naming Landlord, its designees, and Tenant as insureds, with limits of not less than $500,000 in the event of bodily injury to one person and not less than $1,000,000 in the event of bodily injury to any number of persons in any one occurrence, and with limits of not less than $50,000 for property damage. Tenant, at its sole cost and expense, shall cause all such insurance to be maintained at all times when the work to be performed for or by Tenant is in progress. All such insurance shall be in a company authorized to do business in New York and all policies, or certificates therefor, issued by the insurer and bearing notations evidencing the payment of premiums, shall be delivered to Landlord.

         (f) All work to be performed by Tenant shall be done in a manner which will not unreasonably interfere with or disturb other tenants and occupants of the building.

         (g) Tenant shall not be required to remove any fixtures, panelling, partitions, railings or other installations presently constituting a part of the demised premises, constituting a part of the initial fitting up of the demised premises for Tenant's occupancy or installed by Landlord at its expense.

         (h) All trade fixtures and other movable property installed by Tenant in the demised premises shall remain Tenant's property and shall be removed by Tenant on or before the expiration date, provided only that Tenant shall repair any resultant damage to the demised premises.

         (i) Any alterations to be made by Tenant (other than plumbing and electrical work) may be performed by any reputable contractor or mechanic (collectively "Contractor") selected by Tenant and approved by Landlord, which approval Landlord agrees it will not unreasonably withhold or delay, provided the Contractor's performance of the alterations would not result in any labor discord in the Building.

         (j) Tenant may, at any time during the Term, remove any alteration made by Tenant, solely at its expense, provided Tenant promptly repairs any damage resulting from such removal.

         (k) Any restoration or repair which Tenant is required to make (whether structural or non-structural) shall be of quality or class equal to the then Building Standard.

50. SUBLETTING AND ASSIGNMENT

         Supplementing the provisions of Article 11 hereof, Landlord shall not unreasonably withhold or delay consent to an assignment of this lease or to subletting of all or part of the demised premises, provided that any such assignment or subletting shall be made solely upon the following terms and conditions:

         1. No assignment and no subletting shall become effective unless and until Tenant shall have given Landlord at least thirty (30) business days prior written notice of such proposed assignment or proposed bona fide subletting, together with a statement containing the name and address of the proposed sublessee or assignee, adequate information as to its reputation and financial condition and the intended use of the premises, and a copy of the proposed sublease or assignment. The parties agree that if there is a proposed asignment or a proposed subletting of all the demised premises for all or substantially all of the balance of the term of this lease, then Landlord shall thereupon have the option, excercisable by written notice within thirty (30) business days after receipt of the notice from Tenant, to terminate this Lease effective as of the effective date of the proposed assignment or the commencement date of the term of such proposed subletting. If there is a proposed subletting of all of the demised premises for less than substantially all of the balance of the term of this Lease or of part but not all of the demised premises, then Landlord shall thereupon have the option, exercisable by written notice within thirty
(30) business days after the receipt of the notice from Tenant, to delete the space proposed to be subleased from the premises demised hereunder (with a prorated change in all payments due hereunder for the period of such proposed subletting) effective as of the commencement date of the term of such proposed subletting and for the period of such proposed subletting. If Landlord shall so terminate this Lease or delete portions of space therefrom, then Tenant shall vacate and surrender the demised premises or the deleted space portion, to Landlord, on or before the effective date pursuant hereto.

         2. If (i) Landlord shall delete any space (the "Space") to be subleased constituting a portion of the demised premises or shall terminate this Lease in the event of any assignment or subletting of all the demised premises (also the "Space") in accordance with the provisions of Paragraph 1 of this Article 50 or
(ii) Landlord shall not elect to terminate this Lease or delete portions of Space herefrom pursuant to the provisions of Paragraph 1 and the Space is sublet or assigned by Tenant in accordance with the provisions thereof, then all rent and additional rent payable by (a) the assignee or any new tenant to whom Landlord rents the demised premises shall be paid to Landlord, and (b) the sublessee to whom Tenant subleases the demised premises or any portion thereof shall be paid to Tenant. Upon receipt of such rent and additional rent for any month, Landlord or Tenant, as the case may be, shall disburse the rent and additional rent received from such new tenant or sublessee as follows: (i) if received by Landlord, first to Landlord until Landlord has received the monthly rent and additional rent which would have been paid to Landlord pursuant to this lease by Tenant for the Space (which rent is the "Original Rent"), including fixed annual rent, escalation rent for taxes or increases in the Consumer Price Index and all other additional rent, including electricity, water and sprinkler charges; (ii) if received by Tenant, first to Tenant until Tenant has been reimbursed for the amount of the monthly Original Rent paid by Tenant to Landlord; (iii) then, to Landlord or Tenant, whichever is appropriate, an amount equal to the amount by which such rent and additional rent from the assignee, subtenant or new tenant exceeds the Original Rent (which amount is hereinafter "The Excess") until it recoups the entire cost of brokerage commissions, installations and other costs of renting to such assignee, new tenant or subtenant; (iv) then, to Tenant, out of The Excess, an amount equal to Tenant's unrecouped Installation Cost (as hereinafter defined). Tenant's unrecouped Installation Cost equals Tenant's Installation Cost times a fraction, the numerator of which is the number of months remaining in the term of this Lease from and after the date of assignment or subletting as if it were not terminated or the Space sublet or assigned and the denominator of which is the number of months during the term of this Lease (as extended by any exercised option), less payments previously made hereunder therefor; and (v) finally, any remaining portion of The Excess received shall be distributed 50% to Landlord and 50% to Tenant. Tenant shall not be entitled to any payment hereunder from Landlord for any period beyond the date this Lease would have expired or terminated, as provided herein, had Landlord not terminated this Lease with respect to the Space pursuant to this Article 50. If Tenant or Landlord, as the case may be, shall receive a payment to which the other is entitled hereunder, payment to the party entitled thereto shall be made within 10 days of receipt thereof and that portion payable by Tenant hereunder shall be paid as additional rent in accordance with the terms hereof.

         3. There shall be no default (after notice and the expiration of any applicable grace period) by Tenant under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment.

         4. Upon receiving Landlord's written consent, a duly executed copy of the sublease or assignment shall be delivered to Landlord within thirty (30) days after execution thereof. Any such sublease shall provide that the sublease is subject and subordinate to this Lease. Any such assignment of lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease thereafter to be performed by the Tenant.

         5. Anything herein contained to the contrary notwithstanding:

                  (a) Tenant shall not publicly advertise the availability of the demised premises for assignment or subletting at a rental rate lower than the rental rate at which Landlord is then offering to lease comparable space in the building (but Tenant shall not be prohibited from assigning or subletting for less than such rental rate).

                  (b)      No assignment or subletting shall be made:

                           (i) By the legal representatives of the Tenant or by any person whom Tenant's interest under this Lease passes by operation of law, except in compliance with the provisions of this Article and Article 11 hereof; and

                           (ii) To any person or entity for the conduct of a business which is not in keeping with the standards for and general character of the Building of which the demised premises form a part.

                  (c) Tenant may not sublet a part of the Demised Premises without the prior written consent of Landlord.

         6. Anything hereinabove contained to the contrary notwithstanding, Landlord herewith consents to assignment of this Lease or sublease of all or part of the demised premises to any entity in which Tenant or its stockholders own at least 51% of the beneficial interest or the parent of Tenant or to any corporation into or with which Tenant may be merged or consolidated or to which substantially all of its assets or stock may be transferred, provided that any such assignment of lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease thereafter to be performed by the Tenant. Tenant agrees that no such assignment or subletting shall be effective unless and until Tenant gives Landlord written notice thereof, together with a true copy of the assignment or of the sublease.

         7. "Installation Cost" shall mean the cost and expenses incurred and paid for by Tenant in performing alterations in accordance with plans and specifications approved by Landlord for its initial occupancy as evidenced by paid receipts for materials supplied and services rendered by independent contractors.

         8. In no event shall any permitted subleasee assign or encumber its sublease or further sublet all or any portion of its sublet space or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others without Landlord's prior written consent in each instance.

51. CONTRACTORS

         When in this Lease the Tenant shall take or be required to take any action which may affect or alter the plumbing or electrical facilities or services furnished by Landlord in the building, the demised premises, or any portion thereof, Tenant shall only be entitled to have such work performed by the building contractor designated from time to time by Landlord, in its sole and absolute discretion, to perform such alteration and Landlord shall not be required to permit, and Tenant shall not be entitled to use, any contractor not designated by Landlord's selected contractors, provided, however, that such contractors' bids do not exceed by more than 10% the bids for work of comparable quality, workmanship and specifications for performing such alterations submitted by Tenant's contractors. If Tenant's contractor's bids are more than 10% below the bids of Landlord's contractors, Landlord agrees not to unreasonably withhold or delay approval of Tenant's contractor's performance of such alteration.

52. EXTRA HEAT

         If Tenant shall request heat for the demised premises at any time other than when Landlord is required to furnish heat hereto, Landlord shall furnish heat and shall be entitled to receive, as additional rent hereunder and in consideration therefor, an amount computed in accordance with Landlord's standard building rates from time to time for supplying heat. Tenant shall be required to give prior notice to Landlord in accordance with Landlord's standard procedure if such heat is required. Payment of the additional rent shall be made within 10 days of Tenant being notified and billed therefor by Landlord. Landlord represents that its current standard billing rate for supplying overtime heat is 300/day (based upon an eight hour day).

 53. CASUALTY DAMAGE

         Anything in Article 9 to the contrary notwithstanding, in the event of damage or destruction to the demised premises by fire or other casualty (collectively "Casualty"), if the demised premises cannot be restored to substantially their condition immediately prior to the Casualty within nine (9) months after the occurrence of the Casualty or are not so restored within such nine (9) month period or if Landlord shall not have commenced the restoration work three (3) months after the occurrence of the Casualty, Tenant may terminate the Lease, by notice sent to Landlord within fifteen (15) days of the expiration of such nine (9) month period or of the three (3) month period if Landlord shall not have commenced the restoration work, whichever is earlier, in which event, the Lease shall terminate as of the date in such notice, Fixed Rent and other amounts payable under this Lease shall be apportioned as of such date and the parties shall have no liability for subsequently accruing obligations hereunder.

54. TENANT'S CONDEMNATION CLAIM

         Anything in Article 10 to the contrary notwithstanding, Tenant shall have the right to make a claim against the condemning authority for the value of its trade fixtures and business machines and equipment taken in the condemnation and for reimbursement of its resultant moving expenses.

55. ACCESS TO THE DEMISED PREMISES

         Supplementing the provisions of Article 13, Landlord's right to enter the demised premises and its access thereto to make repairs and Alterations and to erect and maintain pipes and conduits therein (except in the event of an emergency, in which event, such right and access shall be unrestricted) shall be subject to the following conditions:

         A. Landlord shall give Tenant reasonable advance notice of proposed entry or access;

         B. All such pipes and conduits shall be concealed in a Building Standard manner; and


         C. Landlord shall effect all such repairs and alterations and erect and maintain all such pipes and conduits so as to minimize interference with Tenant's normal business operations, but no provision hereof shall obligate Landlord to perform such work other than during normal business hours unless they materially interfere with Tenant's normal business operations.

         D. Landlord's right to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building shall, at Landlord's sole cost and expense and if the demised premises or the means of access thereto are materially adversely affected, be subject to Tenant's prior written consent, which shall not be unreasonably withheld, provided, however, that if such change is made in compliance with any law, order or regulation of any governmental authority having jurisdiction, the New York Board of Fire Underwriters or similar organization, or any insurer of the Building and/or Landlord's interest therein, Tenant's consent shall not be required.

56. LANDLORD'S PERFORMANCE OF TENANT'S OBLIGATIONS

         Supplementing the provisions of Article 19, except in the event of an emergency, Landlord shall not perform any obligation of Tenant under this Lease nor incur any expenditure for such purpose until after the expiration of any applicable grace period.

57. TENANT'S TAKING POSSESSION OF THE DEMISED PREMISES

         Anything in Article 20 to the contrary notwithstanding, Tenant's taking possession of the demised premises shall be conclusive evidence that the demised premises and the Building were in good and satisfactory condition at the time such possession was so taken, except as to latent defects and to any items as to which Tenant notifies Landlord within thirty (30) days after initially taking possession.

58. ACCESS

         Tenant shall be entitled to have access to the demised premises 24 hours a day, 7 days a week, without additional charge, provided, however, that Landlord shall be entitled to charge Tenant for any heating services supplied to Tenant other than during hours and on days during which Landlord has the obligation to supply such services pursuant to Article 31 hereof.

59. HOLIDAYS

         Heat and/or manual elevator facilities shall not be provided on holidays deemed to be commercial building contract holidays of Local 32B-32J of Service Employees Union.

60. POSSESSION

          Landlord and Tenant hereby acknowledge that the demised premises is currently occupied by another tenant of the Building whose lease expired on April 30,1999. Landlord hereby agrees to use its best efforts to have the demised premises vacated by said tenant and possession delivered to Tenant by June 1,1999. The commencement date of the term of this Lease shall be the later of (i) June 1,1999 or (ii) the date of Landlord's delivery of possession to Tenant. Landlord shall, in accordance with the foregoing, fix the commencement date of the term of this Lease and revise the expiration date if the possession date is later than June 1,1999. When the commencement date of the term of this Lease has so been determined, the parties hereto shall within thirty (30) days thereafter, at Landlord's request, (i) initial such revised date or dates on the executed copies of this Lease, or (ii) execute a written agreement confirming such dates as the dates of the commencement and expiration of the term of this Lease. Any failure of the parties to initial or to execute such written agreement shall not affect the validity of the commencement and the expiration date as fixed and determined by Landlord, as aforesaid. Notwithstanding anything contained to the contrary herein, if possession is not delivered to Tenant by June 1,1999, Landlord nor Tenant shall not be subject to any liability and the validity of this Lease shall not be impaired, but the expiration date of the Lease shall be extended to coordinate with the eventual commencement date.

61. SQUARE FOOTAGE

         The Tenant does hereby acknowledge that no representations have been made by the Landlord or anyone acting on behalf of the Landlord as to the amount of square footage in the demised premises. The Tenant has inspected the demised premises and relies upon its own judgement in computing the square footage.

62. INTENTIONALLY OMITTED

63. VOLATILE MATERIALS

         The Tenant nor any of Tenant's servants, employees, agents, visitors or licensees shall not bring, keep or use in or upon the demised premises or the building of which they form a part, any solvent having a flash point below 110 degrees Farenheit, nor shall any liquid which emits volatile vapors below the temperature of 100 degrees Farenheit be brought, kept or used in or upon the demised premises or the building of which they form a part, except as follows:

         A. The process using such liquids shall be conducted in a room of fire resistant construction, as the same is or may hereafter be defined by the Fire Insurance Rating Organization.

         If more than one but not more than two gallons of such liquids are kept on the premises, they shall be stored in safety cans. If more than two but less than ten gallons of such liquids are kept on the premises, they must be stored in safety cans and kept in a cabinet constructed by Tenant in a manner approved by the Fire Insurance Rating Organization. Reasonable amounts in excess of ten gallons may be kept provided they are stored in a vault constructed by Tenant in a manner approved by said Organization.

Any use or storage of such liquids shall at all times be in accordance with the requirements of the Fire Department Board of Fire Underwriters and the Fire Insurance Rating Organization.

A breach of the aforesaid regulations shall be deemed a default of this lease under Paragraph 17 hereof.

64. SECURITY

         Tenant shall deposit with Landlord the sum of $44,000 upon the signing of this lease as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee upon written notice to Tenant and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord.

         Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         All interest and/or dividends, if any, accruing on the security deposited, whether in cash or otherwise as aforesaid, shall remain Tenant's property* and, provided Tenant is not in default in the performance of the terms, conditions and covenants of this lease, shall be paid to Tenant after each calendar year during the term, provided, however, that Tenant shall make a written demand therefor no later than January 31st in each year.

* Less standard management charge of 1%.

65. EXTERMINATION

         Tenant at its sole cost and expense shall maintain such extermination services as are necessary to keep the demised premises free of pests and vermin at all times.

66. ODORS

         Tenant shall not cause or permit any unusual or objectionable odors, by-products or waste material to permeate from the demised premises. Tenant covenants that it will hold Landlord harmless against all claims, damages or causes of action for damages arising after the commencement of the term of this lease and will indemnify the Landlord for all such suits, orders or decrees and judgments entered therein, brought on account of any such permeation from the demised premises of the said unusual or objectionable odors, by-products or waste material, and, in addition, Tenant covenants to pay any attorneys' fees and other legal expenses made necessary in connection with any claim or suit as aforesaid, unless caused by the negligence of the Landlord, its servants or employees, all provided, however, that Tenant is given immediate written notice thereof with the opportunity to defend by attorneys of its designation and that Landlord cooperates in said defense.

         For the purpose of eliminating any such odors, waste material or by products, Tenant may erect and maintain such facilities and appurtenances as may be necessary to eliminate any such odors, by-products, or waste materials. All such facilities or appurtenances shall be erected at Tenant's sole cost and expense, shall be in accordance with applicable laws, orders and regulations of all governmental authorities and the New York Board of Fire Underwriters as set forth in Paragraph 6 of this lease.

67. FLOOR LOAD

         Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Tenant agrees to position all machines, safes, business machines, printing equipment or other mechanical equipment in such locations as to minimize noise and vibration emanating therefrom. All of such installations shall be placed and maintained by Tenant, at Tenant's sole expense, in setting sufficient, in Landlord's sole judgment, to absorb and prevent vibration, noise and annoyance to other Tenants in Landlord's building.

         All of such machines and/or equipment installed by Tenant in the demised premises will not at any time be in violation of existing laws affecting the demised premises or in violation of the certificate of occupancy issued for the building of which the demised premises are a part.

68. PLATE GLASS

         Tenant, at its own cost and expense, shall replace all damaged or broken plate glass or other glass in or about the demised premises. All existing broken plate glass shall be repaired by Landlord prior to Tenant's occupancy.

69. BROKER

         Tenant warrants that it has dealt with no real estate broker other than Helmsley Spear, Inc. and The Staubach Company in negotiating this lease and hereby agrees to indemnify and hold harmless Landlord in the event that claims for brokerage are made by any other broker.

70. "AS IS"

         Notwithstanding any provisions to the contrary, Tenant agrees to accept premises in "as is" condition except that Landlord shall deliver the demised premises in "broom clean" condition.

71. EFFECT OF CONVEYANCE, ETC.

         If the building containing the premises shall be sold, transferred or leased, or the lease thereof transferred or sold, Landlord shall be relieved of all future obligations and liabilities hereunder and the purchaser, transferee or lessee of the building shall be deemed to have assumed and agreed to perform all such obligations and liabilities of Landlord hereunder. In the event of such sale, transfer or lease, Landlord shall also be relieved of all existing obligations and liabilities hereunder, provided that the purchaser, transferee or lessee of the building assumes in writing such obligations and liabilities.

72. ELECTRIC POWER

         Tenant hereby agrees to obtain electric power at its own cost and expense directly from the public utility servicing the demised premises.

73. HOLDING OVER

         If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew the lease, but such holding over hereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

         a. 1/12 of the highest annual rent rate set forth on page one of this lease, times 1.5 plus

         b. 1/12 of the net increase, if any, in annual fixed rental due solely to increases in the cost of the value of electric service furnished to the premises in effect on the last day of the term of the lease, plus

         c. 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this lease had this lease not expired, plus

         d. those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired,which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the demised premises after the expiration or sooner termination of this lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this lease.

74. LANDLORD'S COSTS BY TENANT'S DEFAULTS

         If Landlord, as a result of a default by Tenant of any of the provisions of this lease, including the covenants to pay rent and/or additional rent, makes any expenditure or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations so incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefore, and if any expenditure is incurred in collecting such obligations, such sum shall be recoverable by Landlord as additional damages.

75. NO ORAL AGREEMENTS

         This lease together with riders attached, contains the complete arrangement between the Landlord and Tenant in its entirety with respect to the premises leased herein, and cannot be changed, modified or terminated orally. There are no representations, agreements, arrangements or understandings oral or written, between Landlord and Tenant up to the date of this lease, which are not fully contained herein.

76. NOTICES

         Any notices or other communication relative to this lease shall be in writing and shall be considered given when mailed by registered or certified mail, return receipt requested, to the respective party at its address herein set forth as at such other address as either party may designate by notice given in accordance with this paragraph. All payments of rent or additional rents due under this lease shall be mailed in accordance with this paragraph, by regular mail or delivered by hand as Landlord may designate.

77. BUILDING ALTERATIONS AND MANAGEMENT

         Landlord shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Landlord by reason of Landlord's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Landlord may deem necessary for the security of the building and its occupants.

78. DIRECTORY BOARD LISTING

         If, at the request of and as accomodation to Tenant, Landlord shall place upon the directory board in the lobby of the building one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Landlord to an assignment or subletting by Tenant to such person or persons.

79. PORNOGRAPHIC USES PROHIBITED

         Tenant agrees that the value of the demised premises and the reputation of the Landlord will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring, manufacture, or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude or seminude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called "rubber goods" shop, or as a sex club of any sort, or as a "massage parlor", or for any similar use. Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violations shall be deemed a breach of a substantial obligation of the term of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in New York State Penal Law 235.00.

80. RENT CONTROL

         If the fixed annual rent or additional rent or any part thereof provided to be paid by Tenant under the provisions of this lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal, State, County or City law, order or regulation or by any direction of a public officer or body pursuant to law or the orders, rules, code or regulations of any organization or entity formed pursuant to law, whether such organization or entity be public or private, then Landlord, at its option, may at any time thereafter terminate this lease, by not less than thirty (30) days' written notice to Tenant, on a date set forth in said notice, in which event this lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date were the date originally fixed herein for the termination of the demised term. Landlord shall not have the right so to terminate this lease if Tenant within such period of thirty (30) days shall in writing lawfully agree that the rentals herein reserved are a reasonable rental and agree to continue to pay said rentals, and if such agreement by Tenant shall then be legally enforceable by Landlord.

81. LATE PAYMENTS

         Tenant acknowledges that monthly rental and additional rental payments are due on or before the first day of each month. Tenant shall herein be permitted to make such payments up to the tenth day of each month without additional charge. In the event that, during any calendar year, Tenant fails to make such payments of any portion of rents due by the tenth day of each month, Landlord shall, for each lateness after the first occurrence, be permitted to charge Tenant as additional rent, the sum of $250 as liquidated damages and not as a penalty, which Tenant agrees to pay within fifteen (15) days of receipt of invoice.

82. FURTHER PROVISIONS AS TO DEFAULT

         All sums of money, other than the Fixed Rental reserved in this lease, that shall become due from and payable by Tenant to Landlord hereunder shall constitute Additional Rental, for default in the payment of which Landlord shall have the same remedies as for a default in the payment of Fixed Rental.

         If Tenant is late in making any payments due to Landlord from Tenant under this Lease for forty-five (45) or more days, then interest shall become due and owing to Landlord on such payment from the date forty-five (45) days after which it was due, which interest shall be computed at the following rates:

                  (i) for an individual or partnership tenant, computed at the maximum lawful rate of interest;

                  (ii)     for a corporate tenant, computed at the greater of
                           (a) two and 00/100 (2.00%) percent per month or (b) three (3%) percent per annum over the prime rate of Chase Manhattan Bank, N.A., but in no event in excess of the maximum lawful rate of interest chargeable to corporations in the State of New York.

         Bills for any expenses incurred by Landlord in connection with any performance by it for the account of Tenant after a default hereunder beyond the applicable grace period, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees involved in collecting or endeavoring to collect the Fixed Rental or Additional Rental or any part thereof, enforcing or endeavoring to enforce any right against Tenant, under or in connection with this lease, or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material labor, or services provided, furnished, or rendered, by Landlord at Tenant's instance to Tenant, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of such bills.

83. HAZARDOUS MATERIALS

         Tenant shall not (either with or without negligence) cause or permit the introduction, placement, use, storage, manufacture, transportation, release or disposition of any biologically or chemically active or other hazardous substances or materials, without the prior written consent of Landlord, which consent may be withheld in the sole and absolute discretion of Landlord without any requirement of reasonableness in the exercise of that discretion. The foregoing notwithstanding, Tenant may use de minimus quantities of the types of materials which are technically classified as hazardous materials but are commonly used in its business to the extent the same are not used in an amount which, either individually or cumulatively, would either exceed the quantities typical for ordinary use of the premises as such use is defined elsewhere in this Lease or would be a "reportable quantity" under any applicable federal, state or local law or regulation. With respect to such de minimus quantities of such materials, Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional rent if such requirement (i) applies to the premises or (ii) is imposed due to Tenant's representation and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the demised premises. In all events, Tenant shall indemnify and hold harmless Landlord in the manner elsewhere provided in this Lease from and against all liability, damages, costs, claims, judgments and expenses arising out of or relating to the presence, use or release of hazardous materials on the demised premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Lease term.

84. LOBBY ATTENDANT

         In the event Landlord elects to maintain lobby attendant service in the passenger lobby of the Building, Tenant agrees to pay to Landlord a sum which shall represent its proportionate share of eight and 33/100 (8.33%) of Landlord's total cost of maintaining such lobby attendant service. This sum shall be payable as additional rent due under this Lease. As the cost of maintaining such lobby attendant shall increase or decrease, so shall the above mentioned charge be adjusted proportionate to the increase or decrease in the total cost of maintaining such lobby attendant service.

85. AMERICANS WITH DISABILITIES ACT

         (a) Notwithstanding any provision of this Lease to the contrary, Tenant shall, at its expense, subject to all of the provisions of this Lease, comply with all aspects of the Americans with Disabilities Acts, as now or hereafter constituted (the "ADA"), with respect to the demised premises, whether or not such compliance is required as the result of Tenant's business or Tenant's use or manner of use of the demised premises or the Building (including the use permitted under this Lease), and whether or not such compliance requires structural changes to the demised premises. If Tenant's business or Tenant's use or manner of use requires changes to any portion of the Building or areas adjacent to the Building in order to comply with the ADA, Landlord shall have the option of either terminating this Lease (in which event this Lease shall end on the 30th day following Landlord's notice, without further liability or obligation of Landlord or Tenant, beyond that date) or performing those changes at Tenant's expense (in which event, Tenant shall pay Landlord for the expense of the changes, plus 21% of the expense, in installments, in advance, as the work is performed).

         (b) Nothwithstanding any right of Tenant under this Lease to the contrary, Tenant shall take no action which would, as the result of that action, require any changes to the demised premises or the building under the ADA.

         (c) Tenant shall indemnify, defend and hold harmless Landlord from and against any claims, actions or proceedings, and all losses, damages, liabilities, costs and expenses (including, without limitation, attorneys' fees) in connection therewith, arising out of Tenant's failure to comply with the ADA or this Article.

86. APPLICATION OF PAYMENTS

         Any rent, additional rent, fees, charges or expenses hereunder shall be paid by Tenant pursuant to the terms of this Lease. However, in the event that Tenant is in default in payment of any rent, additional rent, fees, charges or expenses, Landlord shall have the right to apply any payment received from Tenant hereunder, regardless of any annotation or demand for specific application on the part of Tenant, to any rent, additional rent, fees, charges or expenses which are in arrears. The application of the payment shall be made in the sole discretion of Landlord, so long as the payment is applied to the payment of money due and owing by Tenant to Landlord hereunder.

87. AIR CONDITIONING

         Tenant herein agrees that the payment for the cost of electric power consumed by the air conditioning system, if any, shall be the responsibility of the Tenant.

         During the term of this Lease, the air conditioning system, if any, and any new air conditioning system installed by Tenant shall be owned by the Landlord and shall be surrendered to the Landlord at the expiration of the Lease in good working order. The Tenant agrees to maintain the system and provide periodic service thereto but not less than once per year at its sole cost and expense and Tenant shall make replacements of parts to the air conditioning unit as they may become necessary during the term of this Lease.

         Tenant shall not be permitted to install window air conditioning units in the windows facing 23rd Street under any circumstances. Landlord makes no representations or warranties regarding the existing air conditioning system, if any.

88. LANDLORD'S APPROVALS

         Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval and Landlord shall require the expert opinion of Landlord's counsel or architect as to the form or substance thereof, Tenant agrees to pay the reasonable fee of such architect and/or counsel for the reviewing of said plan, agreement or document.

89. SIGNAGE

         Tenant shall be allowed three (3) listings in the Building's lobby directory for which it agrees to pay to Landlord a one time charge which shall not exceed Landlord's cost per listing requested. No other signs or advertising of any kind will be permitted in the lobby.

         Tenant shall be permitted to display upon the entrance door to the demised premises a sign of size, material and design equivalent to building standard. Tenant agrees to submit the text and design of such door sign to Landlord for Landlord's reasonable approval.

         Landlord reserves the right to change building standard from time to time and to change signs and listings to comply with building standard. In no instance will Tenant be permitted to display any signs or advertising in the windows of the Building.

90. DEFAULT IN THE PAYMENT OF RENT

         Notwithstanding any provisions contained herein to the contrary, and without waiving Landlord's right to commence summary eviction proceedings for non-payment of rent, the Landlord, at Landlord's sole discretion, shall have the option of exercising the provisions of this paragraph. In the event Tenant defaults in fulfilling the covenant to make timely payment of rent in any month, it being understood that rent is due in advance on the first day of each month, the Landlord may send the Tenant three (3) days notice in writing as required by law specifying a default in the payment of rent and upon expiration of said three (3) days, if Tenant shall have failed to make payment of the rent and thereby remedy the default, then the Landlord may send to the Tenant a written three (3) days notice by certified mail of cancellation of this Lease, and upon expiration of said three (3) days, this Lease and the term thereunder shall end and fully expire as completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Tenant shall then quit and surrender the premises to the Landlord. The effective date of each notice heretofore referred to shall be the date of mailing, regardless of the date received by the Tenant. The inclusion of the provisions of this paragraph represent a significant inducement for the Landlord to enter into this lease agreement. The Tenant is entitled to the grace periods set forth herein.

91. DEMAND FOR RENT

         Notwithstanding anything herein to the contrary, the Tenant specifically agrees to waive any right to a demand in writing and acknowledges that notwithstanding any notice provision contained herein to the contrary, the Landlord may orally demand the rent and commence a summary non-payment proceeding based upon an oral demand regardless of any notice provision contained herein. The Tenant waives any and all rights to receive a demand for rent other than as required by the applicable law, RPAPL 711(2). It is specifically agreed by the Landlord and the Tenant that the notice provisions of this Lease shall not pertain to and shall exclude any requirement to serve a demand notice prior to the commencement of a non-payment summary proceeding. The notice provisions of this Lease do not obligate the Landlord in any manner or form to send a notice or demand in writing prior to the commencement of a non-payment summary proceeding except as specifically required by law. The Tenant fully understands and agrees that the Landlord pursuant to RPAPL 711(2) may demand the rent either orally or in writing and that the Landlord shall not be required to make such a demand in writing despite any notice provisions in the Lease to the contrary.

92. FREE RENT

    Notwithstanding anything contained to the contrary herein, Tenant shall not be obligated to pay base annual rent for the month of June 1999 and Tenant shall be entitled to rent credits in the amount of $5,561.11 for the month of August 1999, $5,561.11 for the month of February 2000 and $5,561.11 for the month of June 2000. Notwithstanding anything contained to the contrary herein, if Tenant shall be in monetary default of the Lease at the time Tenant is entitled to receive a rent credit hereunder, then said rent credit shall be waived by Tenant and shall not be given.

93. TENANT IMPROVEMENTS

    As an inducement for Landlord to enter into this Lease, Tenant represents and warrants that it shall spend at least thirty thousand ($30,000) dollars on hard construction costs improving the demised premises. Over and above said $30,000, Tenant shall repaint and install new flooring in the demised premises. Tenant shall deliver invoices marked paid to Landlord as evidence of compliance with this paragraph.

[1]  which shall not be unreasonably withheld.

[2]  not be responsible to

[3] reasonable wear and tear expected. Except those improvements approved by Landlord pursuant to Article 49.

[4]  except for ordinary wear and tear

[5]  through no fault of Landlord

[6]  for Landlord to repair

[7] and make structural repairs within the Demised Premises arising from ordinary wear and tear or through causes Tenant has no control

[8] unless caused by or due to the negligence of the Owner, its agents, servants or employees.

[9]  which shall not be unreasonably withheld

[10] provided that the failure to interpose such a counterclaim would not waive
     Tenant's right to pursue such right of action.

                                    AGREEMENT

         Agreement dated May ___, 1999 by Kyle Taylor residing at
         _________________________________________("Principal");

                                    RECITALS

         A. YouNetwork Corporation ("Tenant"), a New York corporation, is about to enter into a lease of even date herewith (the "Lease"), between Waltox Corporation, N.V. ("Landlord"), as Landlord and Tenant, as Tenant, covering premises (the "Demised Premises") located at 115 East 23rd Street, New York, NY.

         B. Landlord does not desire to have Principal guarantee the obligations of Tenant under the Lease. Landlord is concerned, however, that if Tenant defaults under the Lease, Tenant may continue to occupy the Demised Premises, to the detriment of Landlord. Therefore, in order to avoid that situation, Landlord has requested Principal to guarantee to Landlord that if Tenant defaults under the Lease, Tenant will vacate the Demised Premises. The result being that if Tenant vacates the Demised Premises at the time of the default, Principal will have no obligation or liability under this Agreement (although the obligation and liability of Tenant under the Lease will continue in accordance with the Lease).

         C. Accordingly, Principal agrees as follows:

         1. Until Tenant vacates the entire Demised Premises (for any reason and at any time), Principal guarantees to Landlord the payment and performance of Tenant's obligations under and in accordance with the Lease, including, without limitation, the payment of fixed and additional rent (the "Obligations"), so that Principal will have no obligation or liability for obligations which accrue under the Lease following the date Tenant vacates the entire Demised Premises. If, however, Tenant defaults and does not vacate the entire Demised Premises, then until Tenant does vacate, Landlord may, at its option, proceed against Principal and Tenant, jointly and severally, or Landlord may proceed against Principal under this Agreement without commencing any suit or proceeding of any kind against Tenant, or without having obtained any judgment against Tenant.

      2. The obligations of Principal under this Agreement are unconditional, are not subject to any set-off or defense based upon any claim Principal may have against Landlord, and will remain in full force and effect without regard to any circumstance or condition, including, without limitation: (a) any modification or extension of the Lease (except that the liability of Principal hereunder will apply to the Lease as so modified or extended); (b) any exercise or non-exercise by Landlord of any right or remedy in respect of the Lease, or any waiver, consent or other action, or omission, in respect of the Lease; (c) any transfer by Landlord or Tenant in respect of the Lease or any interest in the Demised Premises; (d) any bankruptcy, insolvency, receivership, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding involving or affecting Landlord or Tenant or their obligations, properties or creditors, or any action taken with respect to such obligations or properties of the Lease, by any Trustee or receiver of Landlord or Tenant, or by any court, in any such proceeding; (e) any defense to or limitation on the liability or obligations of Tenant under the Lease, or any invalidity or unenforceability, in whole or in part, of any obligation of Tenant under the Lease or of any term of the Lease; or (f) any transfer by Principal of any or all of the capital stock of Tenant or the control thereof.

      3. Principal waives presentment and demand for payment, notice of non-payment or non-performance, and any other notice or demand to which Principal might otherwise be entitled.

      4. If judgment is entered against Principal in any action, suit or proceeding to enforce this Agreement, Principal will reimburse Landlord for all costs and expenses incurred by Landlord in connection, therewith, including, without limitation, reasonable attorneys' fees.

      5. Principal and Landlord each waive trial by jury of all issues arising in any action, suit or proceeding to which Landlord and Principal may be parties in connection with this Agreement.

      6. Principal, at its expense, will execute, acknowledge and deliver all instruments and take all action as Landlord from time to time may request for the assuring to Landlord the full benefits intended to be created by this Agreement.

      7. No delay by Landlord in exercising any right under this Agreement nor any failure to exercise the same will waive that right or any other right.

      8. Any notice or other communication hereunder must be in writing and will be deemed duly served on the date it is mailed by registered or certified mail in any post office station or letter box in the continental United States, addressed if to Principal, to it at the address or Principal set forth herein or such other address as Principal shall have last designated by notice to Landlord, and addressed if to Landlord, to it at the address set forth above or such other address as Landlord shall have last designated by notice to Principal.

      9. This Agreement may not be modified or terminated orally or in any manner other than by an agreement in writing signed by Principal and Landlord, or their respective successors and assigns.

     10. This Agreement and any issues arising hereunder will be governed by the laws of the State of New York.

     11. All remedies of Landlord by reason of this Agreement are separate and cumulative remedies and no one remedy, whether exercised by Landlord or not, will be in exclusion of any other remedy of Landlord and will not limit or prejudice any other legal or equitable remedy which Landlord may have.

     12. If any provision of this Agreement or the application thereof to any person or circumstance will to any extent be held unenforceable, the remainder of this Agreement or the application of such provision to persons or circumstances other than those as to which it is held unenforceable, will not be affected thereby, and each provision of this Agreement shall be valid and unenforceable to the fullest extent permitted by law.

     13. This Agreement will inure to the benefit of and may be enforced by Landlord and its successors or assigns, and will be binding upon and enforceable against Principal and its successors, assigns, heirs and personal representatives. If there is more than one Principal, Principal's obligations and liabilities under this Agreement will be joint and several.

     IN WITNESS WHEREOF, Principal has duly executed this Agreement as of the day and year first above written.


                                        ------------------------------------
                                          KYLE TAYLOR